UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHEMBIO DIAGNOSTICS, INC.
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(Name of Registrant as Specified in Its Charter)

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CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held September 19, 2012

The Annual Meeting of Shareholders of Chembio Diagnostics, Inc. will be held on September 19, 2012 at 10:30 am (local time) at Chembio, 3661 Horseblock Road, Medford, New York 11763, for the following purposes:

1.	To elect five directors to the Company’s Board of Directors;

2.
To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of BDO USA L.L.C. to serve as our independent public accountants for the fiscal year ending December 31, 2012;

3.	To consider and vote upon a proposal recommended by the Board of Directors to amend the 1999 Equity Incentive Plan;

4.	To consider and vote upon a proposal recommended by the Board of Directors to amend the 2008 Stock Incentive Plan;

5.	To, in their discretion, vote upon an adjournment or postponement of the meeting; and

6.             To transact any other business that properly may come before the Annual Meeting.

Only the shareholders of record as shown on our transfer books at the close of business on July 23, 2012 are entitled to notice of, and to vote at, the Annual Meeting.  Our Annual Report for the fiscal year ended December 31, 2011 on Form 10-K is being provided to shareholders with this proxy statement.  The Annual Report is not part of the proxy soliciting material.

All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy via the Internet or in the accompanying envelope (which requires no postage if mailed in the United States), as applicable.  The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 19, 2012:

The Proxy Statement, form of Proxy, and Annual Report to Shareholders for the fiscal year ended December 31, 2011are available free of charge at http://www.chembio.com/investors/proxy/.  The Notice of Internet Availability of Proxy Materials was mailed to beneficial owners beginning on or about August 8, 2012.  Paper copies of the Proxy Materials were mailed to shareholders of record beginning on or about August 7, 2012.

All shareholders are extended a cordial invitation to attend the Annual Meeting.  If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact Ms. Bobbie Coco at (631) 924-1135 or bcoco@chembio.com.

By the Board of Directors

/s/ Lawrence A. Siebert
Medford, New York                                                         Lawrence A. Siebert
August 2, 2012                                                                 Chairman and Chief Executive Officer

PROXY STATEMENT

CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

ANNUAL MEETING OF SHAREHOLDERS
To be held September 19, 2012

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chembio Diagnostics, Inc., a Nevada corporation (referred to as the “Company” or “Chembio” or “we” or “us”), to be voted at the Annual Meeting of Shareholders to be held at 10:30 am (local time) on September 19, 2012 at Chembio, 3661 Horseblock Road, Medford, New York 11763, or at any adjournment or postponement of the Annual Meeting.  We anticipate that this proxy statement and the accompanying form of proxy will be first made available to shareholders on or about August 7, 2012.

In accordance with rules and regulations adopted by the SEC, we are furnishing proxy materials to our shareholders of record by (i) mailing a printed copy of the proxy materials, and (ii) providing Internet access to the proxy materials at http://www.chembio.com/investors/proxy/.  Both shareholders of record who receive a printed copy of proxy materials and shareholders of record who receive a Notice of Internet Availability of Proxy Materials will be permitted to access our proxy materials on the Internet.  In addition, shareholders of record who receive a Notice of Internet Availability of Proxy Materials can receive a printed copy of the proxy materials by requesting this information from the Company.  The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

A shareholder giving a proxy may revoke it at any time before the day before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The solicitation of proxies is to be made on the Internet and through mailings.  However, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders.  Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees.  Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to provide access to the solicitation materials to beneficial owners of the shares held of record by those persons.  We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.  We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material.

VOTING SECURITIES

The close of business on July 23, 2012 has been fixed as the record date for the determination of holders of record of the Company’s common stock, $0.01 par value per share, entitled to notice of and to vote at the Annual Meeting.  Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter to be voted on at the Annual Meeting for each share of common stock held by such stockholder on the record date.  On the record date, 7,996,855 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.  A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders’ shares with respect to a postponement or adjournment of the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

VOTING PROCEDURES

Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting.  You can ensure that your shares are voted at the meeting by submitting your proxy card on the Internet, or by completing, signing, dating and returning the enclosed proxy form in the envelope provided, such that they are received no later than the day before the Annual Meeting.  Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes.  If a shareholder submits his or her proxy card and withholds authority to vote for any or all of the items, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes.  Rule 452 of the New York Stock Exchange (NYSE), which governs all brokers, permits brokers to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes. The ratification of the independent auditor is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions. The election of directors, the amendment of the 1999 Equity Incentive Plan and the Amendment of the 2008 Stock Incentive Plan is each a non-routine matter on which brokers are not allowed to vote unless they have received voting instructions from their customers. Due to recent rule changes by the NYSE, your broker will no longer be allowed to vote your shares on these matters without your specific instructions. Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

We will announce voting results at the meeting, and we will publish the final results within four business days following the meeting on a Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this proxy statement regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On July 23, 2012, there were 7,996,855 shares of common stock issued and outstanding and eligible to be voted at the Annual Meeting.  The following table sets forth certain information regarding the beneficial ownership of our common stock on July 23, 2012 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and each of our “named executive officers” and all of our directors

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.

The beneficial ownership percent in the table is calculated with respect to the number of outstanding shares (7,996,855) of the Company's common stock outstanding as of July 23, 2012.  Each shareholder's ownership is calculated as the number of shares of common stock owned plus the number of shares of common stock into which any preferred stock, warrants, options or other convertible securities owned by that shareholder can be converted within 60 days.

In this Proxy Statement, the term “named executive officer” refers to our principal executive officer and our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of 2011.  The term “named executive officer” also refers to up to two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at the end of 2011.  There currently are no such additional individuals for the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Siebert, Lawrence (1) 3661 Horseblock Road Medford, NY 11763	914,577	11.30%
Esfandiari, Javan (2) 3661 Horseblock Road Medford, NY 11763	151,416	1.88%
Larkin, Richard (3) 3661 Horseblock Road Medford, NY 11763	70,630	.88%
Ippolito, Tom (4) 3661 Horseblock Road Medford, NY 11763	39,250	.49%
Bruce, Richard (5) 3661 Horseblock Road Medford, NY 11763	50,697	.63%
Meller, Gary (6) 3661 Horseblock Road Medford, NY 11763	95,625	1.19%
Davis, Katherine L. (7) 3661 Horseblock Road Medford, NY 11763	48,927	.61%
DeBuono, Barbara (8) 3661 Horseblock Road Medford, NY 11763	20,703	.26%
Kissinger, Peter (9) 3661 Horseblock Road Medford, NY 11763	20,703	.26%
GROUP (10)	1,412,522	16.86%

Alere, Inc. 51 Sawyer Road, Suite 200 Waltham, MA 02453	670,980	8.39%

(1)	Includes 99,689 shares issuable upon exercise of options exercisable within 60 days.
(2)	Includes 52,969 shares issuable upon exercise of options exercisable within 60 days. Does not include 12,500 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(3)	Includes 46,546 shares issuable upon exercise of options exercisable within 60 days. Does not include 18,750 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(4)	Includes 37,375 shares issuable upon exercise of options exercisable within 60 days. Does not include 15,626 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(5)	Includes 27,563 shares issuable upon exercise of options exercisable within 60 days. Does not include 12,500 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(6)	Includes 37,500 shares issuable upon exercise of options exercisable within 60 days. Does not include 9,375 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(7)	Includes 37,956 shares issuable upon exercise of options exercisable within 60 days. Does not include 9,375 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(8)	Includes 20,703 shares issuable upon exercise of options exercisable within 60 days. Does not include 28,125 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(9)	Includes 20,703 shares issuable upon exercise of options exercisable within 60 days. Does not include 28,125 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(10)	Includes footnotes (1)-(9).

AVAILABLE INFORMATION

Copies of our Annual Report on Form 10-K are being furnished to each shareholder with this proxy statement, and are available on the internet at http://www.chembio.com/investors/proxy/ pursuant to the instructions set forth in the attached “Notice Regarding the Availability of Proxy Materials.”  Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, to any shareholder of record, or to any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on July 23, 2012.  Any request for a copy of these reports should be mailed to the Secretary, Chembio Diagnostics, Inc., 3661 Horseblock Road, Medford, NY  11763.  Shareholders may also receive copies of these reports by accessing the Company’s website at www.chembio.com. We file annual, quarterly and current reports, proxy statements and other information in accordance with the Securities Exchange Act of 1934, as amended, with the SEC.  You may read and copy any reports, proxy statements or other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  In addition, the materials we file electronically with the SEC are available at the SEC’s website at www.sec.gov.  The SEC’s website contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.    Information about the operation of the SEC’s public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.

ITEM 1.  ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect five directors to serve as our Board of Directors.  Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his/her successor is elected and qualified.  The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  Cumulative voting is not permitted in the election of directors.  In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management’s nominees for directors.  All five nominees currently serve as directors of the Company.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age, positions and offices with the Company, the expiration of the nominee’s term as a director and the year in which the nominee first became a director.  Individual background information concerning each of the nominees follows the table.  For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Beneficial Ownership of the Company’s Equity Securities”, and “Certain Transactions With Management And Principal Shareholders.”

Name	Age	Position(s) and Office(s) with the Company	Expiration of Term of Director	Initial Date as Director
Katherine L. Davis	55	Director	2012 Annual Meeting	May 2007
Barbara DeBuono	56	Director	2012 Annual Meeting	June 2011
Peter Kissinger	66	Director	2012 Annual Meeting	June 2011
Dr. Gary Meller	61	Director	2012 Annual Meeting	March 2005
Lawrence A. Siebert	54	Chief Executive Officer, President and Chairman of the Board	2012 Annual Meeting	May 2004

Lawrence A. Siebert, President, Chief Executive Officer and Director.  Mr. Siebert was appointed President of Chembio Diagnostics, Inc. and a member of our board of directors upon consummation of the merger.  Mr. Siebert has been Chairman of Chembio Diagnostic Systems Inc. for approximately thirteen years and its President since May 2002.  Mr. Siebert’s background is in private equity and venture capital investing.  From 1982 to 1991, Mr. Siebert was associated with Stanwich Partners, Inc, which during that period invested in middle market manufacturing and distribution companies.  From 1992 to 1999, Mr. Siebert was an investment consultant and business broker with Siebert Capital Corp. and Siebert Associates LLC, and was a principal investor in a privately held test and measurement company which was sold in 2002.  Mr. Siebert received a JD from Case Western Reserve University School of Law in 1981 and a BA with Distinction in Economics from the University of Connecticut in 1978.  Mr. Siebert as president and CEO is an integral part of the Chembio management team.  His experience in the rapid test field and financing markets make him an excellent candidate for serving on the board and as its chairman.

Dr. Gary Meller, Director.  Dr. Meller was elected to our Board of Directors on March 15, 2005, and currently serves on the Company’s Audit, Compensation and Nominating and Corporate Governance Committees, including as Chairman of the Compensation Committee.  Dr. Meller has been the president of CommSense Inc., a healthcare business development company, since 2001.  CommSense Inc. works with clients in Europe, Asia, North America, and the Middle East on medical information technology, medical records, pharmaceutical product development and financing, health services operations and strategy, and new product and new market development.  From 1999 until 2001 Dr. Meller was the executive vice president, North America, of NextEd Ltd., a leading internet educational services company in the Asia Pacific region.  Dr. Meller also was a limited partner and a member of the Advisory Board of Crestview Capital Master LLC, which was our largest shareholder. Dr. Meller is a graduate of the University of New Mexico School of Medicine and has an MBA from the Harvard Business School.  Dr. Meller’s experience in the medical field both domestic and foreign (especially his experience with CommSense Inc.) as well as his financing experience make him an excellent candidate for serving on the board.

Kathy Davis, Director.  Ms. Davis was elected to the Company’s Board of Directors in May 2007, and currently serves on the Company’s Audit, Compensation and Nominating And Corporate Governance Committees, including as Chairman of each of the Audit Committee and the Nominating And Corporate Governance Committee.  Since January 2007, Ms. Davis has been the owner of Davis Design Group LLC, a company that provides analytical and visual tools for public policy design.  Previously, from February 2005 to December 2006, she served as the Chief Executive Officer of Global Access Point, a start up company with products for data transport, data processing, and data storage network and hub facilities.  From October 2003 to January 2005, Ms. Davis was Lieutenant Governor of the State of Indiana, and from January 2000 to October 2003 was Controller of the City of Indianapolis.  From 1989 to 2003, Ms. Davis held leadership positions with agencies and programs in the State of Indiana including State Budget Director, Secretary of Family & Social Services Administration, and Deputy Commissioner of Transportation. From 1982 to 1989 Ms. Davis held increasingly senior positions with Cummins Engine, where she managed purchasing, manufacturing, engineering, and assembly of certain engine product lines.  Ms. Davis also led the startup of and initial investments by a $50 million Indiana state technology fund, serves on the not-for-profit boards of Noble of Indiana, University of Evansville Institute of Global Enterprise, Purdue College of Science Dean’s Leadership Council and Indiana University School of Public and Environmental Affairs Dean’s Advisory Council. She has a Masters of Business Administration from Harvard Business School and a Bachelor of Science in Mechanical Engineering from the Massachusetts Institute of Technology.  Ms. Davis has varied experience in business, political and financial areas make her an excellent candidate for serving on the board.

Dr. Barbara DeBuono, M.D., M.P.H. is a renowned expert in public health innovation, health policy, education and research. She currently serves as a consultant to both public and private entities involved in healthcare, healthcare policy and healthcare products.  From May 2011 to January 31,2012., Dr. DeBuono served as President and CEO of ORBIS International, which is dedicated to saving sight and eliminating avoidable blindness worldwide with headquarters in New York City.  Previously, from 2009-2011, Dr. DeBuono was Chief Medical Officer, Partner and Global Director of Health and Social Marketing at Porter Novelli, and from 2000-2008 she was Executive Director, Public Health and Government at Pfizer Inc.  Dr. DeBuono has served as Commissioner of Health for the state of New York and as Director of Health in Rhode Island and she was honored by the CDC Foundation in 2005 as one of five Public Health Heroes nationwide.  She serves as adjunct professor at The George Washington University School of Public Health, and is a co-founder of The MAIA Foundation, a charity dedicated to women’s health in sub-Saharan Africa. A Fellow of the American College of Physicians, Dr. DeBuono received her B.A. from the University of Rochester, her M.D. from the University of Rochester School of Medicine, and a Masters in Public Health (M.P.H.) from Harvard University School of Public Health.  Dr. DeBuono’s experience in and knowledge of, both domestic and international, public health services, public health innovations, and the medical field make her an excellent candidate for serving on the board.

Dr. Peter Kissinger, Ph.D., is a scientist, entrepreneur and academic, with a multi-faceted career in biotechnology and biomedical technologies.  He is the founder of Bioanalytical Systems, Inc. (NASDAQ: BASI), which he led from 1974-2007, and is Professor of Chemistry and Associate Department Head at Purdue University, West Lafayette, Indiana.  Dr. Kissinger’s academic research has involved the study of modern liquid chromatography techniques, and in vivo methodology for drug metabolism and the neurosciences.  Dr. Kissinger has published more than 230 scientific papers and is a Fellow of the American Association of Pharmaceutical Scientists and the American Association for the Advancement of Science.  In 2005, he became the Chairman of Prosolia, which markets mass spectrometry innovations for life science, industrial and homeland security applications.  In 2007, he and Candice Kissinger founded Phlebotics, Inc., a medical device company focused on diagnostic information for intensive care medicine. He is a columnist for the trade publication Drug Discovery News. Dr. Kissinger received a B.S. in Chemistry from Union College, Schenectady, N.Y. and a Ph.D. in Analytical Chemistry from the University of North Carolina in Chapel Hill.  Dr. Kissinger has knowledge of and experience in biotechnology and biomedical technologies as well as publicly-traded companies, all of which make him an excellent candidate for serving on the board.

Required Vote; Board Recommendation

The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  The Board of Directors unanimously recommends that the shareholders vote FOR the election of the three nominees listed above.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND EXECUTIVE OFFICERS

Other Executive Officers

The following table sets forth with respect to each executive officer other than Mr. Siebert, the officer’s age, the officer’s positions and offices with the Company, the expiration of his term as an officer and the period during which he has served either the Company or Chembio Diagnostic Systems Inc.

Name	Age	Position With Company	Initial Date as Officer	Expiration of Term
Richard J. Larkin	55	Chief Financial Officer	2003	*
Javan Esfandiari	44	Sr. VP. of Research & Development	2004	May 5, 2013
Richard Bruce	57	Vice President, Operations	2004	*
Tom Ippolito	48	Vice President of Regulatory Affairs, Quality Assurance and Quality Control	2005	*
        ___________________________
        * No employment term

Richard J. Larkin , Chief Financial Officer.  Mr. Larkin oversees our financial activities and information systems.  He was appointed as Chief Financial Officer of Chembio Diagnostics, Inc., in 2004.  Mr. Larkin has been the Chief Financial Officer of Chembio Diagnostic Systems Inc. since September 2003.  Prior to joining Chembio Diagnostic Systems Inc., Mr. Larkin served as CFO at Visual Technology Group from May 2000 to September 2003, and also led their consultancy program that provided hands-on expertise in all aspects of financial service, including the initial assessment of client financial reporting requirements within an Enterprise Resource Planning (Manufacturing) environment through training and implementation.  Prior to joining VTG, he served as CFO at Protex International Corporation from May 1987 to January 2000.  Mr. Larkin holds a BBA in Accounting from Dowling College and is a member of the American Institute of Certified Public Accountants.

Javan Esfandiari, Executive VP of Research and Development.  Mr. Esfandiari joined Chembio Diagnostic Systems, Inc, in 2000.  Mr. Esfandiari co-founded, and became a co-owner of Sinovus Biotech AB where he served as Director of Research and Development concerning lateral flow technology until Chembio Diagnostic Systems Inc. acquired Sinovus Biotech AB in 2000.  From 1993 to 1997, Mr. Esfandiari was Director of Research and Development with On-Site Biotech/National Veterinary Institute, Uppsala, Sweden, which was working in collaboration with Sinovus Biotech AB on development of veterinary lateral flow technology.  Mr. Esfandiari received his B.Sc. in Clinical Chemistry and his M. Sc. in Molecular Biology from Lund University, Sweden.  He has published articles in various veterinary journals and has co-authored articles on tuberculosis serology with Dr. Lyashchenko.

Richard Bruce, Vice President, Operations. Mr. Bruce joined Chembio Diagnostic Systems, Inc. in April 2000 as Director of Operations. He is responsible for manufacturing, maintenance, inventory, shipping, receiving, and warehouse operations.  Prior to joining Chembio Diagnostic Systems Inc., he held director level positions at Wyeth Laboratories from 1984 to 1993. From 1993 to 1998, he held various management positions in the Operations department at Biomerieux.  From 1998 to 2000, he held a management position at V.I. Technologies.  Mr. Bruce has over thirty years of operations management experience with Fortune 500 companies in the field of in-vitro diagnostics and blood fractionation.  Mr. Bruce received his BS in Management from National Louis University in 1997.

Tom Ippolito, VP of Regulatory Affairs, QA and QC.  Mr. Ippolito joined Chembio in June 2005. He has over twenty years experience with in vitro diagnostics for infectious diseases, protein therapeutics, vaccine development, Process Development, Regulatory Affairs and Quality Management. Over the years, Mr. Ippolito has held Vice President level positions at Biospecific Technologies, Corp. from 2000 - 2005, Director level positions in Quality Assurance, Quality Control, Process Development and Regulatory Affairs at United Biomedical, Inc. from 1987 - 2000. Mr. Ippolito is the Course Director for “drug development process” and “FDA Regulatory Process” for the BioScience Certificate Program at the New York State University of Stony Brook, a program he has been a part of since its inception in 2003.

Each of our officers serves at the pleasure of the Board of Directors.  There are no family relationships among our officers and directors.

Certain Transactions with Management and Principal Shareholders

During the quarter ended December 31, 2008, Alere, Inc (“Alere”), formerly known as Inverness Medical Innovations, Inc., notified the Company that Alere had entered into a contract with Bio-Rad Laboratories, Inc. (“Bio-Rad”) for royalties on Bio-Rad’s patent for the detection of HIV-2 antibodies.  The agreement also provided for Alere to pay past royalties.  On June 25, 2009, the Company and Alere entered into a letter agreement whereby certain obligations aggregating approximately $1,010,000 as of December 31, 2008 were agreed to be paid by the Company from future revenues.  The obligations include the Company’s share under its agreements with Alere for the amount of HIV-2 royalties that Alere paid when Alere entered into an HIV-2 license agreement with Bio-Rad Laboratories, Inc. of approximately $485,000 and royalties owed by Chembio on lateral flow licenses to Alere of approximately $525,000 as of December 31, 2008. Under the agreement, Alere will retain an additional 10% of Clearview® HIV 1/2 STAT-PAK® net sales and 5% of Clearview® Complete HIV 1/2 net sales until these obligations are extinguished.   As of December 31, 2010 these obligations had been extinguished.

Approval of Transactions with Related Persons

The Board of Directors reviews all transactions involving us in which any of our directors, director nominees, significant shareholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction.  All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. Such proposed transaction is then reviewed by either the Board as a whole or the Audit Committee, which determines whether or not to approve the transaction.  After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders.

Director Independence

Our common stock trades on the NASDAQ.  Accordingly, we are subject to the corporate the governance standards of NASDAQ, which require, among other things, that the majority of the board of directors be independent. We define an “independent” director in accordance with the NASDAQ Global Market's requirements for independent directors.  Under this definition, we have determined that Katherine Davis, Barbara DeBuono, Gary Meller, and Peter Kissinger currently qualify as independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  The Company believes that during the year ended December 31, 2011, each person who was an officer, director and beneficial owner of more than 10% of the Company’s common stock complied with all Section 16(a) filing requirements.

Board of Directors and Committees

The Board of Directors held seven meetings during the fiscal year ended December 31, 2011 and each director participated in at least 75% of those meetings and of meetings of the committees on which he/she served.  Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of shareholders, the Company encourages each director to attend.  Mr. Siebert was the only member of the Board of Directors who was present at last year’s annual meeting of shareholders.

Audit Committee

The Company’s Audit Committee met five times in 2011 and currently consists of Katherine L. Davis (Chairperson), Dr. Gary Meller and Dr. Peter Kissinger .  The Board of Directors has determined that Ms. Davis is an “audit committee financial expert,” as defined under the rules of the SEC.  Each of the members of the Audit Committee is deemed “independent” in accordance with the NASDAQ Global Market’s requirements for independent directors.  This committee oversees, reviews, acts on and reports to our Board of Directors on various auditing and accounting matters including:  the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, and the performance of our independent accountants.  A copy of the committee’s charter is available on the Company’s website at www.chembio.com.

Compensation Committee

The Company’s Compensation Committee met five times in 2011 and currently consists of Dr. Gary Meller (Chairperson), Katherine L. Davis and Dr. Barbara DeBuono.  Each of the Compensation Committee members is deemed “independent” in accordance with the NASDAQ Global Market’s requirements for independent directors.  The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers.  The Compensation Committee also administers our incentive compensation plan.  The Compensation Committee’s charter is available on the Company’s website at www.chembio.com.  The Compensation Committee does not currently delegate its authority to any other party, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation.  Executive officers do not play a role in the determination or recommendation of the form or amount of any executive compensation paid.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee currently consists of Katherine L. Davis (Chairperson) and Dr. Gary Meller.  Each member of the committee is deemed “independent” in accordance with the NASDAQ Global Market’s requirements for independent directors.  The committee (i) identifies individuals qualified to become members of the Board of Directors, (ii) recommends director candidates to the Company’s Board of Directors, (iii) reviews, develops, updates as necessary, and recommends to the Company’s Board of Directors corporate governance principles and policies, and (iv) monitors compliance with such principles and policies.  The committee’s charter is available on the Company’s website at www.chembio.com.  All the nominees for director included in this proxy statement were recommended by the Nominating Committee, which is comprised entirely of non-management directors.  The Nominating and Corporate Governance Committee meet twice in 2011.

To be considered for nomination by the Board at the next annual meeting of shareholders, the nominations must be made by shareholders of record entitled to vote.  Shareholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company’s principal business address, not less than 60 days nor more than 90 days prior to any meeting of the shareholders at which directors are to be elected.  Each notice of nomination of directors by a shareholder shall set forth the nominee’s name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company’s common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company shareholder.

Shareholder Communications

Shareholders wishing to send communications to the Board may contact Lawrence Siebert, our CEO, President and Chairman, at the Company’s principal executive office address.  All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Leadership Structure of the Board

Currently, the Board believes that our chief executive officer (CEO) is best positioned to serve as Chairman, due to his ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board believes Chembio can most effectively execute its business strategies and plans if the Chairman is also a member of the management team. A single person, acting in the capacities of Chairman and CEO, provides unified leadership and focus.  Although our Board has historically determined that combining the role of CEO and Chairman is the most efficient and effective, we do not have formal guidelines that establish this approach as a policy.  Therefore, under different circumstances, the Board does have the flexibility to separate the two roles.  The Board has not appointed a “lead independent director” due to the small size of the Board and because four of the five directors are independent and thus a “lead independent director” would not add significant value at this time.

Risk Management

Management is responsible for assessing and managing the Company’s exposure to various risks.  At least annually, the Company goes through its assessment process to identify risk and develop plans to address them.  This process is led by the Chief Financial Officer.  The Audit Committee has oversight responsibility to review management’s risk management process, including the policies and guidelines used by management to identify, assess and manage the Company’s exposure to risk.  The Chief Financial Officer reports directly to the Audit Committee at least quarterly to provide an update on management’s efforts to manage risk.  The Audit Committee also has oversight responsibility for financial risks.  The Board of Directors has oversight responsibility for all other risks.

Diversity

The Board recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director.  The Board does not, however, have a formal policy concerning the consideration of diversity.

Audit Committee Report

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either of such Acts.

The Audit Committee oversees the Company’s financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the unaudited financial statements included in the Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2011.

The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No. 61, as amended.  In addition, the Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter that the Committee received from the auditors that is required by the Independence Standards Board Standard No. 1.  The Committee considered whether the auditors’ providing services on behalf of the Company other than audit services is compatible with maintaining the auditors’ independence.

The Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits.  The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee approved and recommended to the Board inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

The Audit Committee

Katherine Davis (Chairperson)
Dr. Peter Kissinger
Dr. Gary Meller

August 2, 2012

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer and, other than our principal executive officer, our two most highly compensated executive officers whose annual compensation exceeded $100,000.

    Summary Compensation Table

Name / Principal Position	Year	Salary1 ($)	Bonus2 ($)	Stock Awards ($)	Option Awards3 ($)	All Other Compensation5 ($)	Total ($)
Lawrence A. Siebert4	2011	$281,346	$101,500	$-	$-	$12,600	$395,446
CEO	2010	265,000	87,450	-	-	7,200	359,650
Javan Esfandiari	2011	$253,077	$89,250	$-	$-	$8,540	$350,867
VP-R&D	2010	242,923	80,850	-	66,030	4,800	394,603
Tom Ippolito	2011	$190,702	$33,600	$-	$42,724	$3,958	$270,984
VP-Regulatory	2010	185,815	40,300	-	-	-	226,115

1 Salary is total base salary.
2 Bonuses earned in 2011 and 2010 were partially based on reaching certain objectives, which included revenue dollar levels and operating profit levels, additional amounts earned were discretionary.

3 The estimated fair value of any option or common stock granted was determined in accordance with ASC 718, "Stock-Based Payment".
4 Mr. Siebert also serves as a director on the Company’s board of directors.  Mr. Siebert does not receive any compensation for this director role.

5 Other compensation includes an employer match to 401(K) contributions and car allowances where applicable.

Employment Agreements

Mr. Siebert.  Effective, May 11, 2011, the Compensation Committee of the Board of Directors extended the Company’s employment agreement (the “Employment Agreement”) with Lawrence A. Siebert, the Company’s President and Chief Executive Officer, for an additional one-year term through May 11, 2013, with an increase in salary to $290,000 per year.  Previously, effective May 11, 2009, the Company’s  Board of Directors had approved the Company’s extension of the June 15, 2006 Employment Agreement for an additional three-year term through May 11, 2012.  On June 15, 2006, Mr. Siebert and the Company entered into an Employment Agreement, effective May 10, 2006, which was to terminate on May 10, 2008, extended in 2008 to May 10, 2009.  Pursuant to the Employment Agreement, Mr. Siebert serves as the President and Chief Executive Officer of the Company and received an initial salary of $240,000 per year, which had been increased to $265,000 per year until Mr. Siebert agreed to a 15 percent reduction, to $225,000, effective January 19, 2009.  Mr. Siebert’s salary was restored to $265,000 per annum effective in July 2009.  Mr. Siebert also is eligible for a bonus of up to 50% of his salary, consisting of (i) a bonus of up to 25% of his salary that is at the complete discretion and determination of the board of directors, and (ii) a bonus of up to an additional 25% of his salary that will be determined based upon revenue and earnings performance criteria established each year by the board of directors.  Mr. Siebert is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Siebert’s employment agreement.  If Mr. Siebert’s Employment Agreement is terminated by the Company without cause, or if Mr. Siebert terminates his Employment Agreement for a reasonable basis, as defined in the Employment Agreement, including within 12 months of a change in control, the Company is required to pay as severance Mr. Siebert’s salary for six months.  Mr. Siebert has agreed for a period of two years after the termination of his employment with the Company not to induce customers, agents, or other sources of distribution of the Company’s business under contract or doing business with the Company to terminate, reduce, alter, or divert business with or from the Company.  The terms of the extended May 11, 2011, May 11, 2009 and May 11, 2008 Employment Agreements are identical to the June 15, 2006 Employment Agreement, except that under the May 11, 2008 extended Employment Agreement, Mr. Siebert received additional consideration in the form of incentive stock options to purchase 31,250 shares of the Company’s common stock exercisable at $1.04 per share, which was the closing price of the Company's common stock on June 3, 2008.  The incentive stock options are immediately exercisable and they expire on the June 3, 2013.

Mr. Esfandiari.  The Company entered into an employment agreement dated March 4, 2010, and to be effective March 5, 2010 (the "Employment Agreement"), with Mr. Esfandiari to continue as the Company's Senior Vice President of Research and Development for an additional term of three years through May 5, 2013.  Mr. Esfandiari's salary under the Employment Agreement is $245,000 for the first year, $255,000 for the second year, and $265,000 for the final year.  Mr. Esfandiari is eligible for a cash bonus of up to 50% of his base salary for each respective year, which, on June 29, 2011, was amended, effective March 5, 2011, to consist of the same components in the same percentages as the bonus components as those described immediately above for Mr. Siebert.  Prior to that amendment, and since March 5, 2010, Mr. Esfandiari’s bonus consisted of the following: (i) a cash bonus of up to 30% of his calendar year base salary based on the performance of the Company's Dual Path Platform Technology, which is directly related to certain annual revenue targets budgeted by management of the Company; (ii) a cash bonus of up to 10% of his calendar year base salary based on the attainment of certain specific research and development objectives, as determined by the Board, and (iii) a cash bonus of up to 10% of his calendar year base salary that is at the complete discretion and determination of the board of directors.  The Company also granted Mr. Esfandiari, pursuant to the Company's 2008 Stock Incentive Plan, incentive stock options to purchase 37,500 shares of the Company's common stock. The price per share of these options is equal to the fair market value of the Company's common stock as of the close of the market on March 5, 2010, which is the date on which the Agreement was effective. Of these stock options, options to purchase 12,500 shares vest on the effective date, options to purchase an additional 12,500 shares of the stock options vest on the second anniversary of the Employment Agreement, and options to purchase an additional 12,500 shares of the stock options vest on the third anniversary of the Employment Agreement.  Mr. Esfandiari is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Esfandiari’s employment agreement.  If Mr. Esfandiari’s employment agreement is terminated by the Company without cause, or if Mr. Esfandiari terminates his employment agreement for a reasonable basis, as defined in the Employment Agreement, including within 12 months of a change in control, the Company is required to pay as severance Mr. Esfandiari’s salary for twelve months.

Neither Mr. Larkin nor Mr. Ippolito has an employment contract with the Company.

Executive Bonus Plan

The Company has established a bonus plan for its executives who do not have a contract.  For the fiscal year ended December 31, 2011, there were three executives eligible for this bonus plan.  Each executive can earn up to 25% of that executive’s salary in the form of a bonus.  The Compensation Committee determined that 40% of the executive’s bonus will be quantitative factors, based on the budget.   60% will be based on other factors; with one-half of the 60% (or 30%) based on management objectives, and the other one-half of the 60% (or 30%) will be discretionary.  The plan, during 2011 for the 40%, called for a sliding percentage of the executive’s salary, from zero to 5% for attaining 85% to 100% of revenue goals, and from zero to 5% of the executive’s salary for attaining between zero percent to 150% of the designated operating profit goals.  The Company achieved nearly 99% of its revenue goals for 2011, resulting in a bonus of 4.5% of each executive’s salary, and achieved nearly 93% of its operating profit goal, resulting in a bonus of 2.25% of salary, for a total of 6.75% of salary.  In addition, the Compensation Committee approved 5.25% of salary in discretionary bonuses for the subject executives and 5.50% in management objectives, bringing the total plan bonus to approximately 17.5% of salary.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Option Vesting Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Foot- note
Lawrence A. Siebert		16,667	1.04	5/6/2014	5/6/2012			5
	16,667		1.04	5/6/2014	5/7/2011			5
	16,667		1.04	5/6/2014	5/6/2010			5
	31,250		1.04	6/3/2013	6/3/2008			3
	9,375		1.76	2/15/2013	2/15/2008			2
Javan Esfandiari		12,500	2.16	3/4/2015	3/5/2013			3
		12,500	2.16	3/4/2015	3/5/2012			3
		12,500	2.16	3/4/2015	3/5/2012			3
	12,500		1.04	5/6/2014	5/6/2011			5
	12,500		1.04	5/6/2014	5/7/2010			5
	12,500		1.04	5/6/2014	5/6/2010			5
	12,500		1.04	4/23/2012	3/5/2009			1, 4
	12,500		1.04	4/23/2012	3/5/2008			1, 4
	7,500		1.04	2/15/2013	2/15/2008			2
	12,500		1.04	4/23/2012	4/23/2007			1, 4
Tom Ippolito		7,813	4.32	5/9/2016	5/9/2014			6
		7,813	4.32	5/9/2016	5/9/2013			6
		9,375	1.04	5/6/2014	5/6/2012			5
	9,375		1.04	5/6/2014	5/7/2011			5
	9,375		1.04	5/6/2014	5/6/2010			5
	6,250		1.76	2/15/2013	2/15/2008			2

1 Stock issued in connection with an employment contract and under the 1999 Stock Option Plan.

2 On February 15, 2008 the Company granted options under the 1999 Stock Option Plan.

3 Options issued in connection with an employment contract and under the 2008 Stock Incentive Plan.

4 On May 7, 2009, the Compensation Committee of the Company reduced, to $1.04 per share, the exercise price of each outstanding employee option that was issued under the 1999 Equity Incentive Plan (the “1999 Plan”) for which the exercise price was greater than $3.52 per share of the Company’s common stock.  There was no other change made to the terms of the stock options other than the reduction in the exercise price. A total of 132,969 options were affected and the fair value difference of the options before and after the reduction was $31,660 and was expensed in the three months ended June 30, 2009.

5 On May 7, 2009 in accordance with the terms of the Company’s 2008 Stock Incentive Plan, the Company granted certain employees of the Company, options to purchase an aggregate of 365,625 shares of the Company’s common stock.  The exercise price for these options is equal to $1.04 per share.  The options become exercisable in thirds on the first, second and third anniversaries of the date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee’s employment with the Company or (b) the fifth anniversary of the date of grant.  The fair value of these options is being amortized over the vesting life of the options.

6 On May 3, 2011 and effective May 9, 2011 in accordance with the terms of the Company’s 2008 Stock Incentive Plan, the Company granted certain employees of the Company, options to purchase an aggregate of 62,500 shares of the Company’s common stock exercise price for these options was to be equal to the VWAP (Volume Weighted Average Price) market price for the Company’s common stock on May 9, 2011.  The options become exercisable evenly on the second and third anniversaries of the effective date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee’s employment with the Company or (b) the fifth anniversary of the effective date of grant.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) 1	Option Awards ($) 2	Total ($)
Katherine L. Davis	$38,500	$-	$38,500

Barbara DeBuono	10,500	27,722	38,222

Pete Kissinger	10,500	27,722	38,222

Gary Meller	40,250	-	40,250

1 Fees earned or paid in cash represents a yearly fee and fees for meeting expenses: (a) Ms. Davis received an $18,000 annual fee as a member of the board of directors, a $2,500 annual fee as audit committee chairman, $8,000 as a member of a special committee and $10,000 in meeting fees paid during 2011; (b) Dr. DeBuono received an $9,000 annual fee as a member of the board of directors for 6 months and $1,500 in meeting fees; (c) Dr. Kissinger received an $9,000 annual fee as a member of the board of directors for 6 months and $1,500 in meeting fees; (d) Dr. Meller received an $18,000 annual fee as a member of the board of directors,  $12,000 as a member of a special committee and $10,250 in meeting fees.

2 Each outside member of the board of directors is granted, once every five years, options to purchase 46,875 shares of the company’s common stock with an exercise price equal to the market price on the date of the grant as part of their annual compensation. One-fifth of these options are exercisable on the date of grant, one-fifth become exercisable on the first anniversary of the date of grant, and additional one-fifths become exercisable on the second through fourth anniversary of the date of grant.  The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model.

Director Compensation

All non-employee directors are paid an $18,000 annual fee in semi-annual payments, and once every five years, on the date of the annual meeting of shareholders that directors are elected or re-elected (every 5 years), receive stock options to acquire, subject to vesting as described below, 46,875 shares of the Company's common stock, with an exercise price equal to the market price on the date of the grant.  Stock options to acquire 9,375 shares become exercisable on the date of grant, and options to acquire an additional 9,375 shares become exercisable on the date of each of the four succeeding annual meetings of shareholders if and to the extent that the non-employee director is reelected as a director at each such annual meeting.  The audit committee chairman is paid an annual fee of $2,500, paid semi-annually.  In addition, the non-employee directors are paid $1,000 for each board of directors’ meeting attended, and paid $500 for each telephonic board of directors meeting.  The non-employee directors who are members of a committee of the board of directors are paid $500 for each committee meeting attended, or $750 for each committee meeting attended if that non-employee director is the committee chairman.  Directors also may be paid for serving on ad hoc committees of the Board.  In fact, when the Board established its Special Committee in 2010 to handle the possible sale of the Company, the Chairman of the Committee was paid $12,000 per month, and the other director-member of the Committee was paid $8,000 per month.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company served as a member of the Board of any other public company during the year ended December 31, 2011. No member of the Compensation Committee served as an executive officer of any other public company during the year ended December 31, 2011. No interlocking relationship exists between the members of our Compensation Committee and the Board or compensation committee of any other company.

ITEM 2.  PROPOSAL TO RATIFY THE SELECTION OF BDO USA, L.L.P.

AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT

On May 25, 2011, the Company, through and with the approval of the Audit Committee of the Company’s Board of Directors, dismissed ParenteBeard LLC (“ParenteBeard”) and engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm.  BDO was engaged to be the Company’s principal auditor for the fiscal year ended December 31, 2012 as well as for reviewing the quarterly financial reports for the three months ended March 31, 2012, June 30, 2012 and September 30, 2012.

The reports of independent registered public accounting firm of BDO regarding the Company’s financial statements for the fiscal year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the year ended December 31, 2011, and during the interim period from the end of the most recently completed fiscal year through April 9, 2012, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to such disagreement in its reports.  Prior to BDO’s engagement as principal auditor in May 2011, the Company did not receive guidance from BDO on any accounting, auditing, or financial reporting issue.

The reports of independent registered public accounting firm of ParenteBeard regarding the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the year ended December 31, 2010, and during the interim period from then through May 25, 2011, the date of termination, there were no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to such disagreement in its reports.

It is expected that one or more representatives of BDO will be present, or available by phone, at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Audit Fees

For the years ended December 31, 2011 and 2010, the Company’s independent public accounting firm billed the Company $110,000 and $154,620, respectively, for fees for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q and 10-K.

Audit-Related Fees

For each of the years ended December 31, 2011 and 2010, the Company’s independent accounting firm did not provide the Company with any assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above under “Audit Fees.”

Tax Fees

For the years ended December 31, 2011 and 2010, the Company’s independent accounting firm, billed the Company $44,000 and $9,415, respectively, for professional services for tax compliance, tax advice and tax planning.

All Other Fees

For each of the years ended December 31, 2011 and 2010, the Company’s independent accounting firm, did not provide the Company with any other matters.  For the year ended December 31, 2011, the Company’s independent public accounting firm did not provide the Company with services related to any other matters.  For the year ended December 31, 2010, the Company’s independent public accounting firm billed the Company $19,208 for fees associated with the preparation and filing of the Company’s registration statements, responses to SEC comment letters and other related matters.

Audit Committee Pre-Approval Policies

The Audit Committee approves in advance all audit and non-audit services performed by the independent accounting firm.  There are no other specific policies or procedures relating to the pre-approval of services performed by the independent accounting firm.  For the year ended December 31, 2011, the Audit Committee approved 100% of the audit and non-audit related services performed by the Company’s independent accounting firm in advance.

Required Vote; Board Recommendation

In order to ratify the selection of auditors, the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to ratification.  There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification.  Whether the proposal is approved or defeated, the Board may reconsider its selection of BDO.

The Board of Directors unanimously recommends that the shareholders vote FOR ratifying the selection of the certified public accounting firm of BDO USA L.L.P. to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2012 or until the Board of Directors, in its discretion, replaces them.

ITEM 3.  1999 EQUITY INCENTIVE PLAN

Background

The Company has a 1999 Equity Incentive Plan (“1999 Stock Option Plan”) that was approved by shareholders and covers 1,500,000 shares of common stock.  Under the terms of the 1999 Stock Option Plan, the Compensation Committee is authorized to grant incentive options to key employees and to grant non-qualified options to key employees and key individuals. The options become exercisable at such times and under such conditions as determined by the Compensation Committee.  The 1999 Stock Option Plan was amended at the Company’s 2005 stockholders’ meeting to cover 3,000,000 shares of common stock.  It was also amended to allow independent directors to be eligible for grants under the portion of the 1999 Stock Option Plan concerning non-qualified options.  Although the 1999 Stock Option Plan was terminated on November 9, 2009, options granted under the 1999 Stock Option Plan continue in full effect.   As of December 31, 2011, there were 1,575,500 outstanding options under the 1999 Stock Option Plan.  The last sale price of the Company’s common stock on August 1, 2012 was $5.10 per share.

Purpose of Amending the 1999 Stock Option Plan

Provide For Cashless Exercise of Options Under the 1999 Stock Option Plan

The 1999 Stock Option Plan was intended to provide incentives to key employees and other persons who have contributed to the success of the Company by offering them options to purchase shares of the Company’s common stock.   The Company seeks to amend the 1999 Stock Option Plan to provide optionholders under the 1999 Stock Option Plan the alternative to exercise their options on a “cashless” basis.  A “cashless” exercise of stock options is a method for converting stock options into shares of common stock that requires no cash payment by the optionholder exercising the option. Instead, the optionholder surrenders a portion of the options, and the equity value of the surrendered options is used as payment for the exercise price of other options.  The options surrendered will have an aggregate “equity value” equal to the aggregate exercise price of the options being exercised.  (The “equity value” of an option, as used in this Proxy Statement, means the excess of the fair market value of the underlying common stock over the exercise price of that option).

Under the proposed amendment, optionholders will be permitted to exercise options by surrendering a certain number of options to the Company to pay the exercise price of their options, and, in exchange, be issued the shares of common stock underlying the options being exercised.  The fair market value of the shares of common stock underlying the options will be determined by the last sale price for the Company’s common stock as of the day prior to the exercise of the option or, if the Company ceases to be traded publicly, will be reasonably determined by the Company.

By way of example, assume an optionholder has been granted an option to purchase 25,000 shares of common stock at an exercise price of $1, with the fair market value of the common stock at the time of the exercise being $10.  The 1999 Stock Option Plan would provide for the following calculation:

Number of Shares to be issued                       =           ((A - B) * C)
                    A

A = $10 (fair market value of common stock at time of the option exercise)
B = $1 (grant price)
C – 25,000 (shares of common stock to be exercised)

Under the above example, if the optionholder undertakes a cashless exercise of this entire option, the optionholder will be issued 22,500 shares of common stock by the Company, with the other 2,500 options being surrendered to the Company as payment of the exercise price for the 23,750 shares of common stock to be issued to the optionholder.

The Company believes the incorporation of a “cashless” exercise for stock options issued under the 1999 Stock Option Plan will strengthen the incentives to the employees under the 1999 Stock Option Plan.

The 1999 Stock Option Plan, Generally

The following paragraphs provide a summary of the principal features of the 1999 Stock Option Plan, as amended.  This summary is qualified in its entirety by reference to the applicable provisions of the 1999 Stock Option Plan, as amended, a copy of which is included herein as Attachment A.

Prior to termination in November 2009, the Compensation Committee had discretion under the 1999 Stock Option Plan to select the persons to whom incentive options, non-qualified options, and stock awards would be granted, the number of shares to be granted, the term of those awards and the exercise price of those options.  No options granted under the 1999 Stock Option Plan are exercisable more than 10 years after the granting of the option.

The 1999 Stock Option Plan provides that the exercise price of incentive options granted cannot be less than the fair market value of the underlying common stock on the date the incentive options are granted.  No incentive option may be granted to an employee who, at the time the incentive option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the incentive option granted to the employee is at least 110 percent of the fair market value of the stock.  In addition, the aggregate fair market value (determined as of the date an option is granted) of the common stock underlying the options granted to a single employee that become exercisable in any single calendar year cannot exceed the maximum permitted by the Internal Revenue Code for incentive stock options.  This amount currently is $100,000.

Vesting and Transferability

Stock grants under the 1999 Stock Option Plan vest in accordance with terms and conditions established by the Compensation Committee.  Unvested shares are subject to forfeiture.  Options and stock awards granted pursuant to the 1999 Stock Option Plan are not transferable during the optionee’s lifetime.

Payment for the Options

 At the discretion of the Compensation Committee, the 1999 Stock Option Plan permits optionees to pay for shares of common stock underlying options they have exercised either by remitting cash (including check, bank draft or money order) to the Company or, if the proposed amendment is approved by the shareholders, through a “cashless” exercise.

Registration Rights

In March 2007, the Company filed a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-8 to register the issuance of common stock by the Company and/or the sale by the optionholders of common stock received by the exercise of options awarded under the 1999 Stock Option Plan.  Upon the filing of the Form S-8, shares issued under the 1999 Stock Option Plan may be offered and sold by participants without restriction.

Change in Control and Adjustments

All options granted under the 1999 Stock Option Plan become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales as described in the 1999 Stock Option Plan.

In the event a change, such as a stock split, is made in the Company’s capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price of each outstanding option and in the number of shares subject to each outstanding option and stock award.  The Compensation Committee also may make provisions for adjusting the number of shares subject to outstanding options and stock awards in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company’s outstanding common stock.

Tax Matters

The incentive stock options that have been issued under the 1999 Stock Option Plan are structured to qualify for favorable tax treatment provided for “incentive stock options” by Section 422 of the Code.  All references to the tax treatment of the incentive options are under the Code as currently in effect.  Pursuant to Section 422 of the Code, optionees were not subject to federal income tax at the time of the grant or at the time of exercise of an incentive option.  In addition, provided that the common stock underlying the incentive option is not sold less than two years after the grant of the incentive option and is not sold less than one year after the exercise of the option, then the difference between the exercise price and the sales price is treated as long-term capital gain or loss.  An optionee also may be subject to the alternative minimum tax upon exercise of his incentive options.  The Company is not entitled to receive income tax deductions with respect to the granting or exercise of incentive options or the sale of the common stock underlying the incentive options.

Non-qualified options issued under the 1999 Stock Option Plan do not qualify for the special tax benefits given to incentive options under Section 422 of the Code.  An optionee did not recognize taxable income at the time he was granted a non-qualified option or non-qualified non-discretionary option.  However, upon exercise of these options, the optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.  The ordinary income recognized by the optionee is treated as wages and is subject to income tax withholding by the Company.  Upon an optionee’s exercise of a non-qualified option, the Company is entitled to a tax deduction in the amount recognized as ordinary income to the optionee provided that the Company effects withholding with respect to the deemed compensation.  Upon an optionee’s sale of shares acquired pursuant to the exercise of a non-qualified option, any difference between the sale price and the fair market value of the shares on the date when the option is exercised is treated as long-term or short-term capital gain or loss.

If a grant of common stock is subject to vesting, then unless the participant elected to be taxed at the time of receipt of the award, the participant does not have taxable income upon the receipt of the award, but recognizes ordinary income equal to the fair market value of the shares of common stock at the time of vesting.  Any gain or loss recognized upon any later disposition of the shares of common stock generally is considered a capital gain or loss.

An affirmative vote of the majority of shares represented at the meeting is necessary to approve the amendment to the 1999 Stock Option Plan.

The Board of Directors unanimously recommends that the shareholders vote FOR the amended 1999 Equity Incentive Plan.

ITEM 4.  2008 STOCK INCENTIVE PLAN

Background

In June 2008, the Company’s stockholders approved the 2008 Stock Incentive Plan (“2008 Stock Incentive Plan”), with 5,000,000 shares of common stock available to be issued.  At the Annual Stockholder meeting on September 22, 2011 the Company’s stockholders approved an increase to the shares of common stock issuable under the 2008 Stock Incentive Plan to 6,000,000.  Under the terms of the 2008 Stock Incentive Plan, the Compensation Committee of the Company’s Board has the discretion to select the persons to whom awards are to be granted. Awards can be incentive stock options, restricted stock and/or restricted stock units. The awards become vested at such times and under such conditions as determined by the Compensation Committee.  As of December 31, 2011, there were 134,997 options exercised, 4,551,568 options outstanding and 1,313,435 options still available to be issued under the 2008 Stock Incentive Plan.  The last sale price of the Company’s common stock on August 1, 2012 was $5.10 per share.

Purpose of Amending the 2008 Stock Incentive Plan

Provide For Cashless Exercise of Options Under the 2008 Stock Incentive Plan

The 2008 Stock Incentive Plan is intended to provide incentives to key employees and other persons who have or are contributing to the success of the Company by offering them options to purchase shares of the Company’s common stock.   The Company seeks to amend the 2008 Stock Incentive Plan to provide optionholders under the 2008 Stock Incentive Plan the alternative to exercise their options on a “cashless” basis.  A “cashless” exercise of stock options is a method for converting stock options into shares of common stock that requires no cash payment by the optionholder exercising the option.  Instead the optionholder surrenders a portion of the options, and the “equity value” of the surrendered options is as payment for the exercise price.  The options surrendered will have an aggregate “equity value” equal to the aggregate exercise price of the options being exercised.  (The “equity value” of an option is the excess of the fair market value of the underlying common stock over the exercise price of that option).

 Under the proposed amendment, optionholders will be permitted to exercise their options by surrendering a certain number of options to the Company to cover the exercise price, and, in exchange, be issued the shares of common stock underlying the options being exercised.  The fair market value of the shares of common stock underlying the options will be determined by the volume-weighted average price (“VWAP”) for the ten-trading day period that ends on the first trading day immediately preceding the date of the delivery of the written notice or, if the Company ceases to be traded publicly, will be reasonably determined by the Company.

By way of example, assume an optionholder has been granted an option to purchase 25,000 shares of common stock at an exercise price of $1, with the fair market value of the common stock at the time of the exercise being $10.  The 2008 Stock Incentive Plan would provide for the following calculation:

Number of Shares to be issued                       =           ((A - B) * C)
                    A

A = $10 (fair market value of common stock at time of the option exercise)
B = $1 (grant price)
C – 25,000 (shares of common stock to be exercised)

Under the above example, if the optionholder undertakes a cashless exercise of its option to purchase 25,000 shares, the optionholder will be issued 22,5400 shares of common stock by the Company, with the other 2,500 options being surrendered to the Company as payment for the remaining shares of common stock to be issued to the optionholder.

The Company believes the incorporation of a “cashless” exercise for stock options issued under the 2008 Stock Incentive Plan will strengthen the incentives to the employees under the 2008 Stock Incentive Plan.

The 2008 Stock Incentive Plan, Generally

The following paragraphs provide a summary of the principal features of the 2008 Stock Incentive Plan, and its operation, including the proposed amendment.  This summary is qualified in its entirety by reference to the applicable provisions of the 2008 Stock Incentive Plan, as proposed to be amended, a copy of which is included herein as Attachment B.

The Compensation Committee has the discretion to select the persons to whom Awards are to be granted.  The Compensation Committee may determine (a) the number of options, restricted stock or restricted stock units to be granted; (b) the time at which each award is to be granted; (c) the extent to which the transferability of shares of common stock issued or transferred pursuant to any award is restricted; (d) the exercise price for the common stock; (e) whether to accelerate the time of exercisability of any award that has been granted; (f) the period or periods and extent of exercisability of the options; and (g) the manner in which an option becomes exercisable.  In addition, the Compensation Committee may fix such other terms of each award as the Compensation Committee deems necessary or desirable including, but not limited to the ability of the person to exercise the option on a cashless basis.  There currently are approximately 150 employees eligible to receive incentive options under the 2008 Stock Incentive Plan, and an unspecified number of additional persons eligible to receive non-qualified options.

Incentive Stock Options

The 2008 Stock Incentive Plan provides that the exercise price of incentive stock options granted cannot be less than 100% percent of the fair market value of the underlying common stock on the date the incentive stock options are granted.  No incentive stock option may be granted to an employee who, at the time the incentive stock option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the incentive stock option granted to the employee is at least 110 percent of the fair market value of the common stock subject to the incentive stock option.  In addition, the aggregate fair market value (determined as of the date an option is granted) of the common stock underlying the options granted to a single employee that become exercisable in any single calendar year may not exceed the maximum amount permitted by the Internal Revenue Code for incentive stock options.  This amount currently is $100,000.

Restricted Stock

Restricted stock grants are grants of shares of the Company’s common stock that may be fully vested or may vest in accordance with terms and conditions established by the Compensation Committee.  Unvested shares are subject to forfeiture, and the number of shares of common stock subject to a restricted stock grant will be determined by the Compensation Committee.  As a condition to the grant of restricted stock, the Compensation Committee may require or permit a grantee to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock, or applied to the purchase of additional Awards under the 2008 Stock Incentive Plan.  Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which the distributed stock or other property has been distributed.

Restricted Stock Units

The 2008 Stock Incentive Plan will permit the grant of restricted stock units, which are rights to receive common stock at the end of a specified deferral period.  The settlement of restricted stock units shall occur upon expiration of the deferral period specified by the Compensation Committee, and the restricted stock units shall be subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may impose.  The Company will be permitted to satisfy a restricted stock unit by delivering cash or common stock in the amount equal to the fair market value for the specified number of shares of common stock covered by the restricted stock unit, or a combination thereof, as determined by the Compensation Committee.  Unless otherwise determined by the Compensation Committee at date of grant, dividends on the common stock covered by a restricted stock unit will be either (a) paid in cash or in shares of unrestricted common stock, or (b) deferred with respect to such restricted stock unit and the amount or value thereof automatically deemed reinvested in additional Awards, as determined by the Compensation Committee.

Transferability

Options and restricted stock grants granted pursuant to the 2008 Stock Incentive Plan are not transferable during the optionee’s lifetime.  Subject to the other terms of the 2008 Stock Incentive Plan, the Compensation Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted.

Payment for the Options

 At the discretion of the Compensation Committee, the 2008 Stock Incentive Plan permits optionees to pay for shares of common stock underlying  options they have exercised either by remitting cash (including check, bank draft or money order) to the Company or, if the proposed amendment is approved by the Shareholders, through a “cashless” exercise.

Registration Rights

In June 2008, the Company filed a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-8 to register the issuance of common stock by the Company and/or the sale by the grantees of common stock awarded, or received through the exercise of options, under the 2008 Stock Incentive Plan.  Upon the filing of the Form S-8, shares issued, or received through the exercise of options, under the 2008 Stock Incentive Plan may be offered and sold by grantees without restriction.

Change in Control and Adjustments

In the event of a change in control of the Company, the Compensation Committee may accelerate the time period relating to the exercise of any award.  In addition, the Compensation Committee may take other action, including but not limited to (i) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable; (ii) adjusting the terms of the award in a manner determined by the Compensation Committee to reflect the change in control; or (iii) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of any award.

In the event a change (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise) is made in the Company’s capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, then an appropriate adjustment shall be made to the aggregate number and kind of shares subject to the 2008 Stock Incentive Plan, and to the number and kind of shares and the price per share of any outstanding Awards as necessary to preserve, as nearly as practical, but not to increase, the benefits to 2008 Stock Incentive Plan participants.

Amendments

The Board of Directors may at any time terminate the 2008 Stock Incentive Plan or make such amendments or modifications to the 2008 Stock Incentive Plan that the Board of Directors deems advisable, except that (i) no amendment or alteration shall be made that will impair previously outstanding Awards, and (ii) no amendment shall be made to the 2008 Stock Incentive Plan without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

Tax Matters

The incentive stock options issuable under the 2008 Stock Incentive Plan are structured to qualify for favorable tax treatment provided for “incentive stock options” by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  All references to the tax treatment of the incentive options are under the Code as currently in effect.  Pursuant to Section 422 of the Code, optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an incentive option.  In addition, provided that the stock underlying the incentive option is not sold less than two years after the grant of the incentive option and is not sold less than one year after the exercise of the option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss.  An optionee also may be subject to the alternative minimum tax upon the exercise of incentive options.  The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of incentive options or the sale of the common stock underlying the incentive options.

Non-qualified options issued under the 2008 Stock Incentive Plan will not qualify for the special tax benefits given to incentive options under Section 422 of the Code.  An optionee does not recognize any taxable income at the time it is granted a non-qualified option or non-qualified non-discretionary option.  However, upon exercise of these options, the optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.  The ordinary income recognized by the optionee will be treated as wages and will be subject to income tax withholding by the Company.  Upon an optionee’s exercise of a non-qualified option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the optionee provided that the Company effects withholding with respect to the deemed compensation.  Upon an optionee’s sale of shares acquired pursuant to the exercise of a non-qualified option, any difference between the sale price and the fair market value of the shares on the date when the option was exercised will be treated as long-term or short-term capital gain or loss.

If a grant of common stock is subject to vesting, then unless the optionee elects to be taxed at the time of receipt of the award, the optionee will not have taxable income upon the receipt of the award, but will recognize ordinary income equal to the fair market value of the shares of common stock at the time of vesting.  Any gain or loss recognized upon any later disposition of the shares of common stock generally will be a capital gain or loss.

An affirmative vote of the majority of shares represented at the meeting is necessary to approve the amendment to the 2008 Stock Incentive Plan.

The Board of Directors unanimously recommends that the shareholders vote FOR the amended 2008 Stock Incentive Plan.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;
DISCRETIONARY AUTHORITY TO VOTE PROXIES

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2012 fiscal year, proposals by individual stockholders must be received by us no later than  December 15, 2012.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2012 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than March 1, 2013.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting.  Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

* * * * *

This Notice and Proxy Statement is sent by order of the Board of Directors.

Dated: August 2, 2012                                                         /s/ Lawrence A. Siebert
Lawrence A. Siebert, President, Chief Executive Officer
and Chairman of the Board

PROXY
                          PROXY

CHEMBIO DIAGNOSTICS, INC.
For the Annual Meeting of Shareholders on September 19, 2012
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lawrence A. Siebert, Richard J. Larkin, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Chembio Diagnostics, Inc. (the “Corporation”), to be held at 10:30 a.m. (local time) on September 19, 2012, at of the office of the Corporation, 3661 Horseblock Road, Medford, New York 11763, or any adjournments thereof, on the following matters:

[X] Please mark votes as in this example.

1.              To elect the following five directors:

Nominees:

Katherine L. Davis

Barbara DeBuono

Gary Meller

Peter Kissinger

Lawrence A. Siebert

FOR ALL NOMINEES [ ]

WITHHELD AUTHORITY FOR ALL NOMINEES [ ]

FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

Instruction:  To withhold authority to vote for any individual nominee, strike-out such nominee by putting a line through their name in the above list.

2.              To ratify the selection of BDO USA L.L.P. as the Corporation’s independent public accountants.

[ ] FOR                                         [ ] AGAINST                                                       [ ] ABSTAIN

3.      Proposal to adopt and approve an amendment to the Company’s 1999 Stock Incentive Plan.

[ ] FOR                                         [ ] AGAINST                                                       [ ] ABSTAIN

4.      Proposal to adopt and approve an amendment to the Company’s 2008 Stock Incentive Plan.

[ ] FOR                                         [ ] AGAINST                                                       [ ] ABSTAIN

(Continued and to be signed on the reverse side)

5.              In their discretion, to vote upon an adjournment or postponement of the meeting.

[ ] YES                          [ ] NO                                                                    [ ] ABSTAIN

6.              In their discretion, to vote upon such other business as may properly come before the meeting.

[ ] YES                           [ ] NO                                                                    [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND VOTED “FOR” PROPOSALS 2, 3, AND 4.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.  YOUR SIGNATURE ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS.

Number of voting shares:

Dated:                       ____________________________________

Signature:                       ____________________________________

Signature:                       ____________________________________

Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed.  When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well.  If stock is held jointly, each join owner should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:  [  ]

NEW ADDRESS (if applicable):  ____________________________________

____________________________________

____________________________________

ATTACHMENT A

CHEMBIO DIAGNOSTIC, INC.
AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN

1.           Definitions.

Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

Board:  The Board Of Directors of the Company.

Change in Control.  For purposes of this Plan, a “Change in Control” shall mean any of the following events:

(a)           An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent or more of the combined voting power of the Company’s then outstanding Voting Securities; provided,however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.  A “Non-Control Acquisition” shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Subsidiary”), (2) the Company or any Subsidiary, or (3) any Person in connection with a “Non-Control Transaction.”

(b)The individuals who, as of the date hereof, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board; provided,however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the then Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board;provided,further,however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c)           Approval by stockholders of the Company of:

(1)           A merger, consolidation or reorganization involving the Company, unless
 (A)           the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least sixty percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

(B)           the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, and

(C)           no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent or more of the then outstanding Voting Securities) owns, directly or indirectly, thirty percent or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities, and

(D)a transaction described in clauses (A) through (C) shall herein be referred to as a “Non-Control Transaction”;

(2)           A complete liquidation or dissolution of the Company; or

(3)           An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(d)Notwithstanding anything contained in this Plan to the contrary, if the Optionee is an employee of the Company and Optionee’s employment is terminated prior to a Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a “Third Party”) or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control with respect to the Optionee shall mean the date immediately prior to the date of such termination of the Optionee’s employment.

Code:  The Internal Revenue Code of 1986, as amended.

Common Stock:  The $.001 par value common stock of the Company.

Company:  Chembio Diagnostics, Inc., a corporation incorporated under the laws of Nevada, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

Date Of Grant:  The date on which an Option or Stock Award, as defined below, is granted under the Plan.

Fair Market Value:  The Fair Market Value of the Option Shares (defined below).  The Fair Market Value as of any date shall be as reasonably determined by the Option Committee (defined below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday, or a holiday), on the New York Stock Exchange (“NYSE”), as reported in The Wall Street Journal, or if not reported in The Wall Street Journal, as reported in The New York Times, New York, New York or, if no last sale price for the NYSE is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by The Wall Street Journal, or if not available there, in The New York Times; provided further, that if no such published last sale price is available and a published bid price is available from one of those sources, then the Fair Market Value of the shares shall not be less than such last reported bid price for the Common Stock, and if no such published bid price is available, the Fair Market Value of such shares shall not be less than the average of the bid prices quoted as of the close of business on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

Incentive Options: “Incentive stock options” as that term is defined in Code Section 422 or the successor to that Section.

Key Employee:  A person designated by the Option Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include Non-Employee Directors.

Key Individual:  A person, other than an employee of the Company, who is committed to the interests of the Company.  The term “Key Individual” shall include, but not be limited to, Non-Employee Directors

Non-Employee Director:  A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), under the Securities Act of 1933, as amended (the “1933 Act”), (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

Non-Qualified Options:  Options that are not intended to qualify, or otherwise do not qualify, as Incentive Options.  To the extent that Options that are designated by the Option Committee as Incentive Options do not qualify as “incentive stock options” under Code Section 422 or the successor to that Section, those Options shall be treated as Non-Qualified Options.

Option:  The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

Option Agreement:  The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of an Option.

Option Committee:  The Plan shall be administered by an Option Committee (the “Option Committee”) composed of the Board or by a committee of at least two directors selected by the Board; provided, however, that (a) at all times that the Company is subject to the periodic reporting requirements of the 1934 Act, if the Option Committee consists of less than the entire Board, each member shall be a Non-Employee Director and (b) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Option Committee, whether or not it consists of the entire Board, shall be an Outside Director.  For purposes of the proviso to the preceding sentence (the “Proviso”), if one or more members of the Committee is not, in the case of clause (a) of the Proviso, a Non-Employee Director, or, in the case of clause (b) of the Proviso, an Outside Director, and, in either case, recuses himself or herself or abstains from voting with respect to a particular action taken by the Option Committee, then the Option Committee, with respect to that action, shall be deemed to consist only of the members of the Option Committee who have not recused themselves or abstained from voting.

Option Shares:  The shares of Common Stock underlying an Option granted pursuant to this Plan.

Optionee:  A Key Employee or Key Individual who receives an Option or a Stock Award.

Outside Director:  “Outside Director” shall have the meaning set forth in Section 162 of the Code or the successor to that Section and any regulations promulgated under that or the successor to that Section.

Performance-Based Compensation:  “Performance-Based Compensation” means any Option that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

Permitted Transferee:  A Permitted Transferee means, with respect to any person, such person’s immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners.  For this purpose, immediate family of a person means the person’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

Stock Award: Shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 9 below.

Stock Award Agreement:  The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of a Stock Award.

2.           Purpose And Scope.

(a)           The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and Key Individuals, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

(b)           This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options and Stock Awards to Key Employees and Key Individuals, who are selected by the Option Committee based on criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters.

3.           Administration Of The Plan.

(a)The Plan shall be administered by the Option Committee.  The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

(b)           In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Option or Stock Award, (ii) the time at which each Option or Stock Award is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, provided that the purchase price shall be a fixed, and cannot be a fluctuating, price, (v) the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) the manner in which the Option becomes exercisable, including whether portions of the Option become exercisable at different times and including determining that, at any time, the portion not yet exercisable shall become exercisable upon the occurrence of certain events, and (vii) such other terms and conditions as the Option Committee may deem necessary or desirable.  The Option Committee also shall determine the form of Option Agreement and Stock Award Agreement to evidence each Option and Stock Award, respectively, and may amend the terms of any Option or Stock Award (subject to Section 3(d) below).

(c)The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

(d)           The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option or Stock Award previously granted under the Plan, and that no change that under applicable law requires the approval of stockholders may be made without such approval.

(e)           Each determination, interpretation or other action made or taken by the Option Committee, unless otherwise determined by the Board, shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest.  No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation.  If the Board makes a determination contrary to the Option Committee’s determination, interpretation or other action, then the Board’s determination shall be final and conclusive in the same manner.

4.           The Common Stock.

The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant, Stock Awards and Options with respect to, a total number not in excess of 3,000,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 3,000,000 shares or into which such 3,000,000 shares shall be adjusted.  All or any unsold shares subject to an Option or a Stock Award that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to Options and Stock Awards under the Plan.

5.           Eligibility.

Incentive Options may be granted only to Key Employees.  Non-Qualified Options and Stock Awards may be granted both to Key Employees and to Key Individuals.  Key Employees and Key Individuals may hold more than one Option or Stock Award under the Plan, may hold both Options and Stock Awards, and may hold Options and Stock Awards under the Plan as well as options or restricted stock awards granted pursuant to other plans or otherwise.

6.           Option Price.

The Option Committee shall determine the purchase price for the Option Shares; provided, however, that the purchase price to be paid by Optionees for the Option Shares shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and provided further that the purchase price shall be a fixed, and cannot be a fluctuating, price.

7.           Duration And Exercise Of Options.

(a)           Except as provided in Section 17, the option period shall commence on the Date Of Grant and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

(b)           During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to the following sentence and paragraph (d) of this Section 7, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option.  If the Option is an Incentive Option, it may be exercised by the guardian or personal representative of the Optionee only if the guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Code Section 422(b)(5) or the successor to that provision.  Any opinion of counsel must be both from counsel acceptable to the Option Committee and in a form acceptable to the Option Committee.

(c)           If the Optionee’s employment or affiliation with the Company is terminated for any reason except the Optionee’s death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant of the Option or thereafter, but in no case more than three months after termination.  If the Optionee’s employment or affiliation with the Company is terminated because of the Optionee’s death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee on the Date of Grant or thereafter, but in no case more than one year after termination.  Any options remaining unexercised shall expire at the later of termination or the end of the extended exercise period, if any.

(d)           Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

8.           Payment For Option Shares.  Payment for Option Shares shall be made to the Company simultaneously with the delivery of the written notice described in Section 7 and/or Sections 8(a)(i), 8(a)(ii), and/or 8(b), as applicable.  The purchase price of the Option Shares purchased by an Optionee at one time must exceed $1,000 unless there are no additional remaining Option Shares under the Option.

(a)           (i)  All or part of the purchase price for the Option Shares may be paid in U.S. dollars in check, bank draft, money order or wire funds.

(ii)           All or part of the purchase price for the Option Shares may be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee (“Previously Owned Shares”) with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash.  Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise (or such lesser period as the Option Committee may permit).  This period (the “Holding Period”) may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner.  At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish the Optionee’s Holding Period.

(b)  In addition to the Option exercise procedures set forth above in Sections 8(a)(i) and (ii), an Optionee may elect a “cashless” Option exercise for part or all of the portion of the Option being exercised.  If an Optionee determines to undertake a cashless exercise, the Optionee shall deliver to the Company the written notice set forth in Section 7 designating the “cashless” exercise and the number of Option Shares to which the cashless exercise applies.  That number of Option Shares to which the Optionee is entitled will be equal to the quotient obtained by taking: [(A minus B) multiplied by (C)] and dividing that amount by (A) where: A equals Fair Market Value (determined as provided below) per share as of the date of receipt of the written notice for each Option Share; B equals the Exercise Price per share for each Option Share; and C equals the number of Option Shares to which the cashless exercise applies.  For example, where A is $10, B is $1 and C is 25,000, the Optionee would receive 22,500 shares of Common Stock determined as follows:  [($10 minus $1) multiplied by (25,000)] divided by $10 equals 22,500 shares of Common Stock.

(c)           For purposes of a cashless exercise, the price of per share of the Option Shares shall be derived as follows:  (i) if the Company’s shares are publicly traded, the price of the Option Shares shall be the last sale price for the Option Shares as of the day  prior to the date of delivery of the written notice, or (ii) if the Company is, at the time of the written notice set forth in Section 7, not publicly traded, the price of the Option Shares shall be determined by their fair market value determined by the Company reasonably and in good faith.

(d)           After payment in full for the Option Shares purchased under the Option has been made, the Company shall take all such action as it is necessary to deliver appropriate share certificates evidencing the Option Shares purchased upon the exercise of the Option as promptly thereafter as is reasonably practicable.

9.           Stock Awards.  Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Option Committee at the time the shares of Common Stock are awarded.  The Option Committee may require the recipient to sign a Stock Award Agreement as a condition of the award.  The certificates representing the shares of Common Stock awarded shall bear such restrictive or other legends as shall be determined by the Option Committee.

10.           Change In Stock, Adjustments, Etc.

In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, spin-off, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option or Stock Award hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged.  Any securities so substituted shall be subject to similar successive adjustments.

In the event of any such changes or exchanges, (i) the Option Committee shall determine whether an adjustment should be made in the number, or kind, or option price of the shares or other securities that are then subject to an Option or Stock Award granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.           Relationship To Employment Or Position.

Nothing contained in the Plan, or in any Stock Award, Option, or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee’s employment by, position or affiliation with, or relationship to, the Company.

12.           Nontransferability Of Option.

No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the 1934 Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee.  The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

13.           Rights As A Stockholder.

No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.           Securities Laws Requirements.

No Option Shares or shares of Common Stock issued pursuant to a Stock Award shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the 1933 Act, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with.  Each Option Agreement, Stock Award Agreement, Option Share certificate, and certificate of shares of Common Stock issued pursuant to a Stock Award may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

15.           Disposition Of Shares.

To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:  (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares or shares of Common Stock issued pursuant to a Stock Award will be sold or otherwise distributed in violation of the 1933 Act or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares and shares of Common Stock received pursuant to a Stock Award to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the 1934 Act, (i) he will not violate Section 16(b) of the 1934 Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

16.           Effective Date Of Plan; Termination Date Of Plan.

Subject to the approval of the Plan on or before November 9, 2000 by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Delaware, the Plan shall be deemed effective as of November 9, 1999.  The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options and Stock Awards previously granted and outstanding under the Plan at that time.  No Options or Stock Awards shall be granted after the date on which the Plan terminates.  The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Stock Awards then outstanding under the Plan.

17.           Limitation On Amount Of Option.

The aggregate Fair Market Value of the Option Shares underlying all Incentive Options that have been granted to a particular Optionee and that become exercisable for the first time during the same calendar year shall not exceed $100,000, provided that this amount shall be increased or decreased, from time to time, as Code Section 422 or the successor to that Section is amended, so that this amount at all times shall equal the amount of the limitation set forth in the Code.  For purposes of the preceding sentence, Fair Market Value of the Shares underlying any particular Option shall be determined as of the Date of Grant of that Option.

18.           Ten Percent Stockholder Rule.

No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of “parent corporation” or “subsidiary corporation”, as those terms are defined in Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant.  For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

19.           Withholding Taxes.

The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

20.           Effect Of Changes In Control.

In event of a Change In Control of the Company, then all Options and Stock Awards granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

(a)           provide for an Optionee to surrender an Option (or portion thereof) and to receive in exchange a cash payment, for each Option Share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share.  To the extent any Option is surrendered pursuant to this Subparagraph 20(a), it shall be deemed to have been exercised for purposes of Section 4 hereof; and

(b)           make any other adjustments, or take any other action, as the Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to Subparagraph 19(a) above.

21.           Other Provisions.

The following provisions are also in effect under the Plan:

(a)           The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)           Any expenses of administering the Plan shall be borne by the Company.

(c)           This Plan shall be construed to be in addition to any and all other compensation plans or programs.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)           The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of New York, except in those instances where the rules of conflicts of laws would require application of the laws of the State of Delaware.

ATTACHMENT B

CHEMBIO DIAGNOSTICS, INC.
AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

This 2008 Stock Incentive Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to Chembio Diagnostics, Inc.

1.           Definitions.

The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

Agreement:  The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.

Award:  Any Option, Restricted Stock or Restricted Stock Unit, together with any other right or interest granted to a Participant pursuant to this Plan.

Board:  The Board of Directors of Chembio Diagnostics, Inc.

Change in Control:  (a) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company; (b) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (d) a complete liquidation or dissolution of the Company; or (e) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

Code:  The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.

Common Stock:  The common stock, $0.01 par value, of Chembio Diagnostics, Inc.

Company: Chembio Diagnostics, Inc. , a corporation incorporated under the laws of Nevada, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

Compensation Committee:  The Plan shall be administered by the Compensation Committee, which shall consist of the Board or a committee of the Board as the Board may from time to time designate.

Continuous Status:  The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated.  The Board, at its sole discretion, may determine whether Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.

Date of Grant:  The date on which an Option is granted under the Plan.

Eligible Person:  Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.

Employee:  An Employee is an employee of the Company or any Related Company.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

Exercise Price:  The price per share of Common Stock payable upon exercise of an Option.

Fair Market Value:  Fair Market Value of a share of Common Stock shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Compensation Committee.

Incentive Stock Options (“ISOs”):  An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

Non-Incentive Stock Options (“Non-ISOs”):  Options which are not intended to qualify as “Incentive Stock Options” under Section 422 of the Code or any successor provision thereto.

Option:  The rights granted to an Eligible Person to purchase Common Stock pursuant to the terms and conditions of an Agreement.

Option Shares:  The shares of Common Stock underlying an Option granted to an Eligible Person.

Optionee:  An Eligible Person who has been granted an Option.

Participant:  A person who has been granted an Option, Restricted Stock or a Restricted Stock Unit that remains outstanding, including a person who is no longer an Eligible Person.

Related Company:  Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Compensation Committee.

Restricted Stock:  An Award of shares of Common Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

Restricted Stock Unit:  A right, granted to a Participant pursuant to Section 15, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

Rule 16b-3:  Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.

Securities Act:  The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2.           Purpose and Scope.

(a)           The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b)           This Plan authorizes the Compensation Committee to grant Options to purchase shares of Common Stock to Eligible Persons selected by the Compensation Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3.           Administration of the Plan.

(a)           The Plan shall be administered by the Compensation Committee.  The Compensation Committee shall have the authority granted to it under this section and under each other section of the Plan.  The Compensation Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan.  Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.

(b)           In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Compensation Committee shall select the Eligible Persons to receive Awards, shall determine (a) the number of shares of Common Stock, Restricted Stock or Restricted Stock Units to be subject to each Award; (b) the time at which each Award is to be granted; (c) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted; (d) the Fair Market Value of the Common Stock, (e) whether to accelerate the time of exercisability of any Award that has been granted; (f) the period or periods and extent of exercisability of the Options; and (g) the manner in which an Option becomes exercisable.  In addition, the Compensation Committee shall fix such other terms of each Option, Restricted Stock Award and Restricted Stock Units as the Compensation Committee may deem necessary or desirable.  The Compensation Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).

(c)           The Compensation Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Compensation Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.

(d)           All actions taken and all interpretations and determinations made by the Compensation Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Compensation Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Compensation Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

4.           The Common Stock.

The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Compensation Committee is authorized to grant Options, Restricted Stock and Restricted Stock Units with respect to, a total number, not in excess of 5,000,000 shares of Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16 below.  All or any unsold shares subject to an Option, Restricted Stock or Restricted Stock Units that for any reason expires or otherwise terminates may again be made subject to Options, Restricted Stock or Restricted Stock Units under the Plan.  No Eligible Person may be granted Options, Restricted Stock and Restricted Stock Units under this Plan covering in excess of an aggregate of 1,500,000 Option Shares and shares of Restricted Stock and Restricted Stock Units in any calendar year, subject to adjustments pursuant to Section 16.

5.           Eligibility.

Options intended to qualify as ISOs will be granted only to Employees.  Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and Restricted Stock Units under the Plan.

6.           Option Price.

The Exercise Price for the Option Shares shall be established by the Compensation Committee or shall be determined by a method established by the Compensation Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).

7.           Duration and Exercise of Options.

(a)  The option period shall commence on the Date of Grant and shall be as set by the Compensation Committee, but not to exceed 10 years in length.

(b)  The Compensation Committee may determine whether any Option shall be exercisable in installments only; if the Compensation Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date.  All such installments shall be cumulative.

(c)  The Compensation Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Compensation Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.

(d)  Each Option shall be exercised in whole or in part by delivering to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $1,000.

(e)  No Option may be granted under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

8.           Payment for Option Shares.  Payment for Option Shares shall be made to the Company simultaneously with the delivery of the written notice described in Section 7 and/or Section 8(a)(i), 8(a)(ii), and/or 8(b), as applicable.

(a)           (i)           All or part of the purchase price for the Option Shares may be paid in U.S. dollars in check, bank draft, money order or wire funds.

(ii)           If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Compensation Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company of cancelled shares of the Company's Common Stock owned by the Optionee, with the volume-weighted average price (“VWAP”) for the ten-trading day period that ends on the first trading day immediately preceding the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash.  The Compensation Committee also may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Compensation Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(b)  In addition to the Option exercise procedures set forth above in Sections 8(a)(i) and (ii), an Optionee may elect a “cashless” Option exercise for part or all of the portion of the Option being exercised.  If an Optionee determines to undertake a cashless exercise, the Optionee shall deliver to the Company the written notice set forth in Section 7 designating the “cashless” exercise and the number of Option Shares to which the cashless exercise applies.  The number of Option Shares to which the Optionee is entitled will be equal to the quotient obtained by taking: [(A minus B) multiplied by (C)] and dividing that amount by (A) where: A equals Fair Market Value (determined as provided below) per share as of the date of receipt of the written notice for each Option Share; B equals the Exercise Price per share for each Option Share; and C equals the number of Option Shares to which the cashless exercise applies.  For example, where A is $10, B is $1 and C is 25,000, the Optionee would receive 22,500 shares of Common Stock determined as follows:  [($10 minus $1) multiplied by (25,000)] divided by $10 equals 22,500 shares of Common Stock.

(c)           For purposes of a cashless exercise pursuant to section 8(b) above, the price per share of the Option Shares shall be derived as follows:  (i) if the Company’s shares are publicly traded, the price of the Option Shares shall be the VWAP for the ten-trading day period that ends on the first trading day immediately preceding the date of the delivery of the written notice, or (ii) if the Company is, at the time of the written notice set forth in Section 7, no publicly traded, the price of the Option Shares shall be determined by their fair market value determined by the Company reasonably and in good faith.

(d)           After payment in full for the Option Shares purchased under the Option has been made, the Company shall take all such action as it is necessary to deliver appropriate share certificates evidencing the Option Shares purchased upon the exercise of the Option as promptly thereafter as is reasonably practicable.

9.           Relationship to Employment or Position.

Nothing contained in the Plan, or in any Option, Restricted Stock Award or Restricted Stock Units granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.

10.           Nontransferability of Option.

Except as otherwise provided by the Compensation Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

11.           Rights as a Stockholder.

No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

12.           Securities Laws Requirements.

No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with.  Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

13.           Disposition of Shares.

(a)           Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:  (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; and (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.

(b)           Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed.  The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

14.           Incentive Stock Options.

To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.

15.           Restricted Stock and Restricted Stock Units.

(a)           Restricted Stock.  The Compensation Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)           Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Compensation Committee may determine at the date of grant or thereafter.  During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)           Certificates for Stock.  Restricted Stock granted under this Plan may be evidenced in such manner as the Compensation Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iii)           Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan.  Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

(b)           Restricted Stock Units.  The Compensation Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

(i)           Award and Restrictions.  Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Compensation Committee (or, if permitted by the Compensation Committee, as elected by the Participant).  In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Compensation Committee may determine.  Restricted Stock Units shall be satisfied by the delivery of cash or Common Stock in the amount equal to the Fair Market Value for the specified number of shares of Common Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Compensation Committee at the date of grant or thereafter.

(ii)           Dividend Equivalents.  Unless otherwise determined by the Compensation Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of Restricted Stock Units shall be either (a) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Compensation Committee shall determine or permit the Participant to elect.

(c)           Waiver of Restrictions.  The Compensation Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or Restricted Stock Units under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate; provided, however, that the Compensation Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Units intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Restricted Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

16.           Change in Stock, Adjustments, Etc.

In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Compensation Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock and Restricted Stock Units as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

17.           Effective Date of Plan; Termination Date of Plan.

Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective June 3, 2008.  The Plan shall terminate at midnight on June 3, 2018, except as to Options previously granted and outstanding under the Plan at that time.  No Options, Restricted Stock and Restricted Stock Units shall be granted after the date on which the Plan terminates.  The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock and Restricted Stock Units then outstanding under the Plan.

18.           Withholding Taxes.

The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock.

19.           Change in Control.

In the event of a Change in Control of the Company, (a) the Compensation Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and Restricted Stock Units; and (b) with respect to Options, Restricted Stock and Restricted Stock Units, the Compensation Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and Restricted Stock Units for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and Restricted Stock Unit had the Option been currently exercisable; (ii) adjust the terms of the Awards in a manner determined by the Compensation Committee to reflect the Change in Control; (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and Restricted Stock Units, or the substitution for such Options, Restricted Stock and Restricted Stock Units of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and Restricted Stock Units, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Compensation Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate; or (v) make such other provision as the Committee may consider equitable.

20.           Amendment.

(a)  The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the right of a Participant under an outstanding Agreement.  In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

(b)  The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent.

(c)  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without shareholder approval.

21.           Other Provisions.

(a)  The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)  Any expenses of administering the Plan shall be borne by the Company.

(c)  This Plan shall be construed to be in addition to any and all other compensation plans or programs.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)  The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada.